UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

CHUBB LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bärengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 19, 2016, the Company’s shareholders approved the Chubb Limited 2016 Long-Term Incentive Plan (“LTIP”). A more complete description of the LTIP is contained in the Company’s proxy statement, dated April 5, 2016, as filed with the Securities and Exchange Commission (“Proxy Statement”), under the heading “Agenda Item 10: Approval of the Chubb Limited 2016 Long-Term Incentive Plan,” which is incorporated herein by reference. The description of the LTIP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the LTIP, which is incorporated herein as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Company’s annual general meeting, the Company’s shareholders approved an amendment to Article 6(a) of the Articles of Association to authorize the Company’s Board of Directors to increase the Company’s share capital within two years following the 2016 annual general meeting to a maximum amount equal to CHF 4,830,000,000, which amount would be divided into 200,000,000 shares. In connection therewith, the amendment limits or withdraws the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Proxy Statement under the heading “Agenda Item 9: Amendment to the Articles of Association Relating to Authorized Share Capital for General Purposes.” The Company’s amended Articles of Association containing the amendment will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (“Swiss Commercial Register”). Subject to the subsequent approval by the Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 20, 2016.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 19, 2016 pursuant to notice duly given. The agenda items submitted at the annual general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2015

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
410,322,125	152,827	1,409,546	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
411,387,402	173,036	324,060	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
410,820,835	758,222	305,441	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
383,727,903	2,117,128	1,699,181	23,516,606

The voting results for Agenda Item 3 exclude shares held by the Company’s directors and executive officers, who are not permitted by law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2016

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
408,968,095	2,672,736	243,667	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of United States securities law reporting for the year ending December 31, 2016

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
408,733,649	2,889,289	261,560	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
411,311,080	291,528	281,890	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
381,424,225	6,183,812	759,855	23,516,606

5.2	Election of Robert M. Hernandez as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
355,865,513	32,323,223	179,156	23,516,606

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
383,875,804	4,287,656	204,432	23,516,606

5.4	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,897,008	1,272,778	198,106	23,516,606

5.5	Election of James I. Cash as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,898,263	1,258,050	211,579	23,516,606

5.6	Election of Mary A. Cirillo as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
356,822,969	30,195,529	1,349,394	23,516,606

5.7	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
354,528,287	33,643,015	196,590	23,516,606

5.8	Election of John Edwardson as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,119,270	1,049,932	198,690	23,516,606

5.9	Election of Lawrence W. Kellner as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
385,777,869	2,369,581	220,442	23,516,606

5.10	Election of Leo F. Mullin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,079,316	2,088,370	200,206	23,516,606

5.11	Election of Kimberly Ross as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,144,898	1,045,078	177,916	23,516,606

5.12	Election of Robert Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
383,473,379	4,694,641	199,872	23,516,606

5.13	Election of Eugene B. Shanks, Jr. as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,933,532	1,230,952	203,408	23,516,606

5.14	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,939,778	1,220,846	207,268	23,516,606

5.15	Election of David Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,942,917	1,224,859	200,116	23,516,606

5.16	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,109,421	1,052,409	206,062	23,516,606

5.17	Election of James M. Zimmerman as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,309,785	1,841,415	216,692	23,516,606

6.	Election of Evan G. Greenberg as the Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
317,333,430	70,211,073	823,389	23,516,606

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
356,644,202	31,512,215	211,475	23,516,606

7.2	Election of Mary A. Cirillo as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,049,264	31,110,339	208,289	23,516,606

7.3	Election of Robert M. Hernandez as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
355,897,205	32,252,202	218,485	23,516,606

7.4	Election of Robert Scully as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
383,591,102	4,563,377	213,413	23,516,606

7.5	Election of James M. Zimmerman as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
384,419,210	3,704,021	244,661	23,516,606

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
411,157,078	250,375	477,045	0

9.	Amendment to the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
392,171,809	19,225,272	487,417	0

10.	Approval of the Chubb Limited 2016 Long-Term Incentive Plan

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
368,861,379	19,256,667	249,846	23,516,606

11.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
385,171,597	1,956,642	1,239,653	23,516,606

11.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
285,833,714	102,037,897	496,281	23,516,606

12.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
230,301,347	157,288,969	777,576	23,516,606

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

10.1	Chubb Limited 2016 Long-Term Incentive Plan incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHUBB LIMITED

By:	/s/ Paul Medini
Paul Medini
Chief Accounting Officer

DATE: May 20, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

10.1	Chubb Limited 2016 Long-Term Incentive Plan incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 5, 2016